UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia	1-12080	58-1550675
Georgia	0-28226	58-2053632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below, on May 8, 2014, Post Properties, Inc. (the “Company”) held its annual meeting of shareholders, at which the Company’s shareholders approved the Post Properties, Inc. 2015 Non-Qualified Employee Stock Purchase Plan (the “2015 ESPP”). Effective January 1, 2015, the 2015 ESPP will replace the Company’s 2005 employee stock purchase plan, which will expire by its terms on December 31, 2014. The terms of the 2015 employee stock purchase plan are substantially the same as the 2005 employee stock purchase plan. 250,000 shares of the Company’s common stock are reserved for issuance under the 2015 ESPP. A summary of the material terms of the 2015 ESPP appears on pages 62 to 64 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 21, 2014 and is incorporated herein by reference. That summary and the foregoing description of the 2015 ESPP do not purport to be complete and are qualified in their entirety by reference to the full text of the 2015 ESPP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2014, the Company held its annual meeting of shareholders. At the annual meeting, the Company’s shareholders (i) elected the eight directors nominated by the Board of Directors and listed below for a one-year term, (ii) voted to approve, on an advisory basis, executive compensation, (iii) voted to adopt and approve the 2015 ESPP and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for 2014. The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1 - Election of directors

Nominees	For	Withheld	Non-Votes
Robert C. Goddard, III	47,094,801.60	351,514	2,162,892
David P. Stockert	47,257,282.33	189,033.27	2,162,892
Herschel M. Bloom	47,135,939.44	310,376.16	2,162,892
Walter M. Deriso, Jr.	46,986,959.44	459,356.16	2,162,892
Russell R. French	46,855,833.44	590,482.16	2,162,892
Toni Jennings	47,154,534.12	291,781.48	2,162,892
Ronald de Waal	47,147,980.44	298,335.16	2,162,892
Donald C. Wood	47,280,590.60	165,725	2,162,892

Proposal 2 - Advisory vote on executive compensation

For	Against	Abstain	Non-Votes
46,564,701.51	825,008.76	56,605.32	2,162,892

Proposal 3 - Adoption and approval of the 2015 ESPP

For	Against	Abstain	Non-Votes
47,068,302.14	89,099.45	288,914	2,162,892

Proposal 4 - Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants for 2014

For	Against	Abstain
48,650,709.18	946,195.41	12,303

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Post Properties, Inc. 2015 Non-Qualified Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2014

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2014

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer